UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 11, 2009

Date of Report (Date of earliest event reported)

Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 11, 2009, we completed the issuance and sale of $300,000,000 aggregate principal amount of our 6.25% Senior Notes due 2020 (the “Notes”) at a price to the public of 99.851% (the “Offering”). The Offering was completed pursuant to the prospectus, dated March 10, 2009, filed as part of our Registration Statement on Form S-3 (Registration No. 333-157822) (the “Form S-3”) with the Securities and Exchange Commission, as supplemented by a prospectus supplement in preliminary form dated December 8, 2009 and a free writing prospectus dated December 8, 2009.

In connection with the Offering, we entered into an Underwriting Agreement, dated December 8, 2009, with UBS Securities LLC and U.S. Bancorp Investments, Inc., as representatives for the several underwriters named therein (the “Underwriting Agreement”). The Notes were sold to the underwriters at a price of 99.201%. The Notes were issued under the Senior Indenture, dated as of March 10, 2009, between us and The Bank of New York Mellon, as trustee (the “Senior Indenture”).

From time to time, certain of the underwriters named in the Underwriting Agreement have provided, and may provide, various financial advisory, investment banking, commercial banking or investment management services to us or our affiliates, for which they have received and may continue to receive customary fees and commissions. Affiliates of UBS Securities LLC, U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., Comerica Securities, Inc. and Fifth Third Securities, Inc. act as lenders on our existing lines of credit or term loan, as applicable. In addition, the underwriters may, from time to time, engage in transactions with or perform services for us in the ordinary course of business, including acting as distributors of various life, annuity, defined contribution and investment products of our subsidiaries.

The preceding is a summary of the terms of the Underwriting Agreement and the Notes, and is qualified in its entirety by reference to (i) the Underwriting Agreement, attached hereto as Exhibit 1.1; (ii) the Senior Indenture, attached as Exhibit 4.1 to the Form S-3; and (iii) the form of the Notes, attached hereto as Exhibit 4.1, and each is incorporated herein by reference as though it were fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 8, 2009, between Lincoln National Corporation and UBS Securities LLC and U.S. Bancorp Investments, Inc., as representatives for the several underwriters named therein.

4.1	Form of 6.25% Senior Notes due 2020.

5.1	Opinion of Blank Rome LLP.

8.1	Tax Opinion of Blank Rome LLP (included in Exhibit 5.1 of this Current Report).

23.1	Consent of Blank Rome LLP (included in Exhibit 5.1 of this Current Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ FREDERICK J. CRAWFORD
Name:	Frederick J. Crawford
Title:	Executive Vice President and Chief Financial Officer

Date: December 11, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated December 8, 2009, between Lincoln National Corporation and UBS Securities LLC and U.S. Bancorp Investments, Inc., as representatives for the several underwriters named therein.

4.1	Form of 6.25% Senior Notes due 2020.

5.1	Opinion of Blank Rome LLP.

8.1	Tax Opinion of Blank Rome LLP (included in Exhibit 5.1 of this Current Report).

23.1	Consent of Blank Rome LLP (included in Exhibit 5.1 of this Current Report).